SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2003

RESPIRONICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-16723 (Commission File Number)	25-1304989 (I.R.S. Employer Identification Number)

1010 Murry Ridge Lane Murrysville, Pennsylvania (Address of Principal Executive Offices)	15668-8525 (Zip Code)

724-387-5200

(Registrant’s telephone number, including area code)

Item 9.	REGULATION FD DISCLOSURE.

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On October 23, 2003, Respironics, Inc. issued a press release announcing its financial results for the three months ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.

Exhibits

99	Press release dated October 23, 2003 issued by Respironics, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPIRONICS, INC.

By:	/s/ Daniel J. Bevevino

Daniel J. Bevevino Vice President, and Chief Financial and Principal Accounting Officer

Dated: October 23, 2003

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I NDEX TO EXHIBITS

Exhibit No.	Description
99	Press release, dated October 23, 2003, issued by Respironics, Inc.

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